HEMASURE INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 Annual Meeting of Stockholders - June 10, 1999

     Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Timothy J. Barberich and John F. McGuire, or each or any of them, with full power of substitution, as proxies for those signing on the reverse side to act and vote at the 1999 Annual Meeting of Stockholders of HemaSure Inc., and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and, in their discretion, upon any other matters which may properly come before the Meeting.

     This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no other indication is made, the proxies shall vote "For" proposal numbers 1, 2, 3, 4 and 5.

     A vote FOR the director nominees and FOR proposal numbers 2, 3, 4 and 5 is recommended by the Board of Directors.

PLEASE VOTE, DATE, AND SIGN ON 0THER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
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                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                                 HEMASURE INC.

                                 June 10, 1999




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                Please Detach and Mail in the Envelope Provided
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

/X/ Please mark your
    votes as in this
    example

                               For all          Withhold authority to          Nominees:  Timothy J. Barberich
                          nominees listed     vote for all nominees                       David S. Barlow
                               at right            listed at right                        Rolf S. Stutz
1. ELECTION OF                                                                            John F. McGuire III
   DIRECTORS                     / /                     /  /                             Justin E. Dohenty
                                                                                          Edward C. Wood
INSTRUCTIONS:  To withhold authority to vote                                              Frank Corbin
               for individual nominees(s) strike a line through
               each such nominee's name in the list at right.
               Your shares will be voted for the remaining
               nominee(s).


                                                                      FOR         AGAINST       ABSTAIN
2.  Approval of the Amendment to the Company's                        / /          /  /          /  /
    1995 Employee Stock Purchase Plan.

3.  Approval of Amendments to the Company's                           / /          /  /          /  /
    1994 Stock Option Plan.

4.  Approval of the Amendment to the Company's                        / /          /  /          /  /
    Certificate of Incorporation.

5.  To transact such other business as may properly                   / /          /  /          /  /
    come before the meeting or any adjournment
    thereof.


Please read the reverse side of this card.

PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

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     SIGNATURE                                        DATE
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     Note:  Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.
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